UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-32433	20-1297589
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2006, Prestige Brands Holdings, Inc. (the ‘‘Registrant’’) announced financial results for the fiscal quarter ended June 30, 2006. A copy of the press release announcing the Registrant’s earnings results for the fiscal quarter ended June 30, 2006 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated July 31, 2006, with respect to the Registrant’s financial results for the fiscal quarter ended June 30, 2006 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2006	PRESTIGE BRANDS HOLDINGS, INC.

By: /s/ Peter J. Anderson
Name: Peter J. Anderson Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 31, 2006, with respect to the Registrant’s financial results for the fiscal quarter ended June 30, 2006 (furnished only).